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                                                                 Exhibit 31


                    SARBANES-OXLEY SECTION 302 CERTIFICATION

         I, William M. Lasky, certify that:

         1. I have reviewed this annual report on Form 10-K of JLG Industries, Inc.;

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

         3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

                              Date: July 29, 2003

                              /s/ William M. Lasky
                              --------------------
                              William M. Lasky
                              Chairman, President and Chief Executive Officer

         I, James H. Woodward, Jr., certify that:

         1. I have reviewed this annual report on Form 10-K of JLG Industries, Inc.;

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

         3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

                            Date: July 29, 2003

                           /s/ James H. Woodward, Jr.
                           --------------------------
                           James H. Woodward, Jr.
                           Executive Vice President and Chief Financial Officer